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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: (Date of earliest event reported)  March_28, 2000



                            Franklin Receivables LLC
               (Exact Name of Registrant as Specified in Charter)

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
          Delaware                           333-56869                                    94-3301-790
(State of Incorporation)             (Commission File Number)                  (I.R.S. Employer Identification No.)


        47 West 200 South, Suite 500
            Salt Lake City, Utah                                                             84101
(Address of Principal Executive Offices)                                                   (Zip Code)
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Registrant's Telephone Number, including area code (302) 636-3305



_______________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  Other Events

         On or about March 28, 2000, Franklin Receivables LLC transferred approximately $123,002,883 of Prime, Non-Prime and Sub-Prime motor vehicle retail installment sale contracts (the "Receivables"), to Franklin Auto Trust 2000-1 (the "Trust"). The Trust transferred the Receivables to The Chase Manhattan Bank, as indenture trustee ("Indenture Trustee"), who in turn issued Class A-1 7.02% Asset Backed Notes (the "Class A-1 Notes") in the aggregate original principal amount of $76,000,000 due August 2003 and Class A-2 7.25% Asset Backed Notes (the "Class A-2 Notes") in the aggregate original principal amount of $47,002,000 due October 2007.


ITEM 7.  Financial Statements and Exhibits

         (a)      Financial Statements - Not Applicable

         (b)      Pro Forma Financial Information - Not Applicable

         (c)      Exhibits


Item 601(a) of Regulation S-K

Exhibit No.      Description

        4.1 Amended & Restated Trust Agreement, between the Seller and the Owner Trustee, dated as of March 1, 2000.

        4.2 Indenture, between the Issuer and the Indenture Collateral Agent, dated as of March 1, 2000.

        4.3 Sale and Servicing Agreement, among the Seller, Franklin Capital, Resources and the Issuer, dated as of March 1, 2000.

        4.4     MBIA Insurance Corporation Financial Guarantee Insurance Policy

        10.1 Purchase Agreement, between Franklin Receivables LLC and Franklin Capital, dated as of March 1, 2000.

        10.2 Assignment of Services to Franklin Receivables LLC, dated as of March 1, 2000.

        10.3 Underwriting Agreement, among the Seller, FCC Corp., Franklin Capital and the Underwriter, dated March 17, 2000.

        10.4 Letter Agreement, between Resources and the Underwriter, dated March 17, 2000.
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            FRANKLIN RECEIVABLES LLC, by
                            Franklin Capital Corporation as its Managing Member


                            /s/ Harold E. Miller Jr.
                            ------------------------------------------------
                            Name:  Harold E. Miller Jr.
                            Title: President and CEO

March 28, 2000
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                                INDEX TO EXHIBITS


Exhibit No.        Description

        4.1 Amended & Restated Trust Agreement, between the Seller and the Owner Trustee, dated as of March 1, 2000.

        4.2 Indenture, between the Issuer and the Indenture Collateral Agent, dated as of March 1, 2000.

        4.3 Sale and Servicing Agreement, among the Seller, Franklin Capital, Resources and the Issuer, dated as of March 1, 2000.

        4.4     MBIA Insurance Corporation Financial Guarantee Insurance Policy

        10.1 Purchase Agreement, between Franklin Receivables LLC and Franklin Capital, dated as of March 1, 2000.

        10.2 Assignment of Services to Franklin Receivables LLC, dated as of March 1, 2000.

        10.3 Underwriting Agreement, among the Seller, FCC Corp., Franklin Capital and the Underwriter, dated March 17, 2000.

        10.4 Letter Agreement, between Resources and the Underwriter, dated March 17, 2000